Exhibit 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2014, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company	Where Incorporated or Organized
A S Ruffel (Mozambique) Limitada	Mozambique
A. H. Robins (Philippines) Company, Inc.	Philippines
Agouron Pharmaceuticals, Inc.	California
AH Robins LLC	Delaware
AHP Holdings B.V.	Netherlands
AHP Manufacturing B.V.	Netherlands
Alacer Corp.	California
Alpharma Holdings Inc.	Delaware
Alpharma Pharmaceuticals LLC	Delaware
Alpharma Specialty Pharma Inc.	Delaware
Alpharma USHP Inc.	Delaware
American Food Industries LLC	Delaware
Ayerst-Wyeth Pharmaceuticals LLC	Delaware
BINESA 2002, S.L.	Spain
Bioren, Inc.	Delaware
BioRexis Pharmaceutical Corporation	Delaware
Blue Umbrella Services, S. de R.L. de C.V.	Mexico
BlueVax GmbH	Switzerland
Blue Whale Re Ltd.	Vermont
C.E. Commercial Holdings C.V.	Netherlands
C.E. Commercial Investments C.V.	Netherlands
C.E. Holdings Europe C.V.	Netherlands
C.P. Pharma Gyógyszerkereskedelmi Korlátolt Felelősségû Társaság	Hungary
C.P. Pharma Services Corporation, S. de R.L. de C.V.	Mexico
C.P. Pharmaceuticals International C.V.	Netherlands
Carlerba - Produtos Químicos e Farmacêuticos, Lda.	Portugal
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Continental Pharma, Inc.	Belgium
CovX Research LLC	Delaware
Covx Technologies Ireland Limited	Ireland
Cyanamid de Argentina S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Cyanamid Inter-American Corporation	Delaware
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Encysive Pharmaceuticals Inc.	Delaware
Esperion LUV Development, Inc.	Delaware

Excaliard Pharmaceuticals, Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmitalia Carlo Erba Limited	United Kingdom
Farmogene Productos Farmaceuticos Lda	Portugal
Ferrosan A/S	Denmark
Ferrosan Holding A/S	Denmark
Ferrosan International A/S	Denmark
Ferrosan S.R.L.	Romania
FoldRx Pharmaceuticals, Inc.	Delaware
Fort Dodge (Hong Kong) Limited	Hong Kong
Fort Dodge Manufatura Ltda.	Brazil
FPZ AG	Germany
FPZ Deutschland den Rϋcken Stärken GmbH	Germany
Furina Limited	Ireland
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Greenstone LLC	Delaware
Haptogen Limited	United Kingdom
Icagen, Inc.	Delaware
Industrial Santa Agape, S.A.	Guatemala
InnoPharma Licensing, LLC	Delaware
InnoPharma, Inc.	Delaware
Instituto Pasteur de Lisboa Virginio Leitao Vieira dos Santos & Filhos S.A.	Portugal
International Affiliated Corporation LLC	Delaware
Invicta Farma, S.A.	Spain
IP Pharmaceuticals India Private Limited	India
JMI-Daniels Pharmaceuticals, Inc.	Florida
John Wyeth & Brother Limited	United Kingdom
Kiinteistö oy Espoon Pellavaniementie 14	Finland
King Pharmaceuticals Holdings LLC	Delaware
King Pharmaceuticals LLC	Delaware
King Pharmaceuticals Research and Development, Inc.	Delaware
Kommanditbolaget Hus Gron	Sweden
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer, S.A.	Morocco
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth LLC	Pennsylvania
Laboratorios Wyeth S.A.	Peru
Laboratorios Wyeth, S.A.	Venezuela

Lothian Developments V SPRL	Belgium
Meridian Medical Technologies Limited	United Kingdom
Meridian Medical Technologies, Inc.	Delaware
Minarik Limited	Ireland
Monarch Pharmaceuticals, Inc.	Tennessee
MPP Trustee Limited	United Kingdom
MTG Divestitures LLC	Delaware
Neusentis Limited	United Kingdom
NextWave Pharmaceuticals Incorporated	Delaware
Nordic Sales Group AS	Norway
O.C.T. (Thailand) Ltd.	Thailand
PAH USA IN8 LLC	Delaware
Parke Davis Limited	Hong Kong
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
Parke-Davis Manufacturing Corp.	Delaware
P-D Co., LLC	Delaware
Peak Enterprises LLC	Delaware
PF Americas Holding C.V.	Netherlands
PF Asia Manufacturing Coöperatief U.A.	Netherlands
PF PR Holdings C.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings S.a.r.l.	Luxembourg
PF PRISM S.à.r.l.	Luxembourg
PFE Holdings G.K.	Japan
Pfizer (China) Research and Development Co. Ltd.	People's Republic of China
Pfizer (Far East) Limited	Hong Kong
Pfizer (H.K.) Holding Limited	Hong Kong
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Limited	Australia
Pfizer (S.A.S.)	France
Pfizer (Thailand) Limited	Thailand
Pfizer (Wuhan) Research and Development Co. Ltd.	People's Republic of China
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Veterinarian Products & Chemicals S.A.E.	Egypt
Pfizer Afrique de L'Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Animal Health MA EEIG	United Kingdom
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer AsiaPac Holdings SARL	Luxembourg
Pfizer Asset Management Luxembourg SARL	Luxembourg

Pfizer Atlantic Holdings S.a.r.l.	Luxembourg
Pfizer Australia Holdings B.V.	Netherlands
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments Pty. Ltd.	Australia
Pfizer Australia Pty Limited	Australia
Pfizer B.V.	Netherlands
Pfizer Baltic Holdings B.V.	Netherlands
Pfizer BH D.o.o.	Bosnia and Herzegovina
Pfizer Biofarmacêutica, Sociedade Unipessoal Lda	Portugal
Pfizer Biologics Ireland Holdings Limited	Ireland
Pfizer Biotech Corporation	Taiwan
Pfizer Biotechnology Ireland	Ireland
Pfizer Bolivia S.A.	Bolivia
Pfizer Business Enterprises C.V.	Netherlands
Pfizer Canada Inc.	Canada
Pfizer CentreSource Asia Pacific Pte. Ltd.	Singapore
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Colombia Spinco I LLC	Pennsylvania
Pfizer Commercial Holdings Coöperatief U.A.	Netherlands
Pfizer Consumer Healthcare AB	Sweden
Pfizer Consumer Healthcare GmbH	Germany
Pfizer Consumer Healthcare Ltd.	United Kingdom
Pfizer Consumer Manufacturing Italy S.r.l.	Italy
Pfizer Cork Limited	Ireland
Pfizer Corporation	Panama
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Costa Rica PFE, Sociedad de Responsabilidad Limitada	Costa Rica
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Development LP	United Kingdom
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer Domestic Ventures Limited	Isle of Jersey
Pfizer Dominicana PFE, SRL	Dominican Republic
Pfizer Dominicana, S.A.	Dominican Republic
Pfizer East India B.V.	Netherlands
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprise Holdings B.V.	Netherlands
Pfizer Enterprises LLC	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty Ltd	Australia
Pfizer Europe Holdings SARL	Luxembourg
Pfizer Europe MA EEIG	United Kingdom
Pfizer Export AB	Sweden

Pfizer Export Company	Ireland
Pfizer Finance GmbH & Co. KG	Germany
Pfizer Finance International Holdings C.V.	Netherlands
Pfizer Finance Italy S.r.l.	Italy
Pfizer Finance Netherlands B.V.	Netherlands
Pfizer Finance Share Service (Dalian) Co., Ltd.	People's Republic of China
Pfizer Finance Verwaltungs GmbH	Germany
Pfizer Financial Services N.V./S.A.	Belgium
Pfizer France International Investments SAS	France
Pfizer Free Zone Panama PFE S. De R.L.	Panama
Pfizer Free Zone Panama, S. de R.L.	Panama
Pfizer GEP, S.L.	Spain
Pfizer Germany B.V. & Co. KG	Germany
Pfizer Germany Partner B.V.	Netherlands
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Supply	Ireland
Pfizer Global Supply Japan Inc.	Japan
Pfizer Global Trading	Ireland
Pfizer GmbH	Germany
Pfizer Group Luxembourg Sarl	Luxembourg
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare Holdings Company Unlimited	Isle of Jersey
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer Himalaya Holdings Coöperatief U.A.	Netherlands
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France (S.C.A.)	France
Pfizer Holding Ventures	Ireland
Pfizer Holdings Americas Corporation	Delaware
Pfizer Holdings Corporation	Delaware
Pfizer Holdings Europe	Ireland
Pfizer Holdings G.K.	Japan
Pfizer Holdings International Corporation	Delaware
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings North America SARL	Luxembourg
Pfizer Holdings Turkey Limited	Isle of Jersey
Pfizer Holland Holdings B.V.	Netherlands
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer Innovations AB	Sweden
Pfizer International Business Europe	Ireland
Pfizer International LLC	New York
Pfizer International Markets Coöperatief U.A.	Netherlands
Pfizer International Operations (S.A.S.)	France

Pfizer International S. de R.L.	Panama
Pfizer International Sweden KB	Sweden
Pfizer International Trading (Shanghai) Limited	People's Republic of China
Pfizer Investment Capital	Ireland
Pfizer Investment Co. Ltd.	People's Republic of China
Pfizer Investment Holdings S.a.r.l.	Luxembourg
Pfizer Investments Netherlands B.V.	Netherlands
Pfizer Ireland Investments Limited	Ireland
Pfizer Ireland PFE Holding 1 LLC	Delaware
Pfizer Ireland PFE Holding 2 LLC	Delaware
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Italy Group Holding S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Jersey Capital Limited	Isle of Jersey
Pfizer Jersey Company Limited	Isle of Jersey
Pfizer Jersey Finance Limited	Isle of Jersey
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Leasing Ireland Limited	Ireland
Pfizer Leasing UK Limited	United Kingdom
Pfizer Limitada	Angola
Pfizer Limited	Tanzania
Pfizer Limited	Uganda
Pfizer Limited	United Kingdom
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer LLC	Russia
Pfizer Luxco Holdings Sarl	Luxembourg
Pfizer Luxembourg Global Holdings SARL	Luxembourg
Pfizer Luxembourg International Sarl	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Austria G.m.b.H.	Austria
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Deutschland Grundbesitz GmbH & Co. KG	Germany
Pfizer Manufacturing Deutschland PFE GmbH	Germany
Pfizer Manufacturing Holdings Coöperatief U.A.	Netherlands
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Luxco SARL	Luxembourg

Pfizer Mexico, S.A. de C.V.	Mexico
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer New Zealand Limited	New Zealand
Pfizer North American Holdings Inc.	Delaware
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pakistan Limited	Pakistan
Pfizer Parke Davis	Philippines
Pfizer Parke Davis (Thailand) Ltd.	Thailand
Pfizer Parke Davis Sdn. Bhd.	Malaysia
Pfizer PFE (Thailand) Limited	Thailand
Pfizer PFE ApS	Denmark
Pfizer PFE Argentina Holding B.V.	Netherlands
Pfizer PFE Argentina SRL	Argentina
Pfizer PFE AsiaPac Holding B.V.	Netherlands
Pfizer PFE Australia Holding B.V.	Netherlands
Pfizer PFE Australia Pty Ltd	Australia
Pfizer PFE Austria Gesellschaft m.b.H	Austria
Pfizer PFE Belgium SPRL	Belgium
Pfizer PFE Colombia Holding Corp.	Delaware
Pfizer PFE Colombia S.A.S	Colombia
Pfizer PFE Finland Oy	Finland
Pfizer PFE France	France
Pfizer PFE France Holdco 2 S.à r.l.	Luxembourg
Pfizer PFE France Holdco S.à r.l.	Luxembourg
Pfizer PFE Group Luxembourg S.à r.l.	Luxembourg
Pfizer PFE Hellas E.P.E.	Greece
Pfizer PFE Hong Kong Holding B.V.	Netherlands
Pfizer PFE İlaçları Anonim Şirketi	Turkey
Pfizer PFE Ireland 1 B.V.	Netherlands
Pfizer PFE Ireland 2 B.V.	Netherlands
Pfizer PFE Ireland Holdco S.à r.l.	Luxembourg
Pfizer PFE Ireland Pharmaceuticals Holding 1 Coöperatief U.A.	Netherlands
Pfizer PFE Ireland Pharmaceuticals Holding 2 Coöperatief U.A.	Netherlands
Pfizer PFE Italy Group Holding Coöperatief U.A.	Netherlands
Pfizer PFE Italy Holdco 2 S.à r.l.	Luxembourg
Pfizer PFE Italy Holdco S.à r.l.	Luxembourg
Pfizer PFE Luxembourg Holding 1 S.à r.l.	Luxembourg
Pfizer PFE Luxembourg Holding 2 S.à r.l.	Luxembourg
Pfizer PFE Luxembourg Holding 3 S.à r.l.	Luxembourg
Pfizer PFE Luxembourg Holding 4 S.à r.l.	Luxembourg
Pfizer PFE Luxembourg S.à r.l.	Luxembourg
Pfizer PFE Mexico Holding 1 B.V.	Netherlands
Pfizer PFE Mexico Holding 2 B.V.	Netherlands
Pfizer PFE Netherlands Holding 1 C.V.	Netherlands

Pfizer PFE New Zealand	New Zealand
Pfizer PFE New Zealand Holding B.V.	Netherlands
Pfizer PFE Peru S.R.L.	Peru
Pfizer PFE Pharmaceuticals Israel Holding LLC	Delaware
Pfizer PFE Pharmaceuticals Israel Ltd.	Israel
Pfizer PFE PHIL Holdco S.à r.l.	Luxembourg
Pfizer PFE Philippines Holding 1 B.V.	Netherlands
Pfizer PFE Philippines Holding 2 B.V.	Netherlands
Pfizer PFE PILSA Holdco S.à r.l.	Luxembourg
Pfizer PFE Poland Holding BV	Netherlands
Pfizer PFE Polska sp.z.o.o.	Poland
Pfizer PFE Spain B.V.	Netherlands
Pfizer PFE Spain Holding, S.L.	Spain
Pfizer PFE Switzerland GmbH	Switzerland
Pfizer PFE Trading Polska sp z.o.o.	Poland
Pfizer PFE UK Holding 1 B.V.	Netherlands
Pfizer PFE US Holdings 1 LLC	Delaware
Pfizer PFE US Holdings 2 LLC	Delaware
Pfizer PGM (S.A.S.)	France
Pfizer PGRD (S.A.S.)	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma PFE GmbH	Germany
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People's Republic of China
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V.	Netherlands
Pfizer Pharmaceuticals Global Coöperatief U.A.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Republic of Korea
Pfizer Pharmaceuticals Limited	Cayman Islands
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People's Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Philippines Holdings B.V.	Netherlands
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Precision Holdings SARL	Luxembourg
Pfizer Prev - Sociedade de Previdencia Privada	Brazil
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A. (Belgium)	Belgium

Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.r.l.	Italy
Pfizer S.R.L.	Argentina
Pfizer Saidal Manufacturing	Algeria
Pfizer Santé Familiale SAS	France
Pfizer Saudi Limited	Saudi Arabia
Pfizer Searle Investment Limited	Isle of Jersey
Pfizer Seiyaku K.K.	Japan
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland	Ireland
Pfizer Services 1 (S.N.C.)	France
Pfizer Services 4 (S.N.C.)	France
Pfizer Services LLC	Delaware
Pfizer Shared Services	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Shareholdings Luxembourg SARL	Luxembourg
Pfizer Singapore Trading Pte. Ltd.	Singapore
Pfizer Spain Holdings Coöperatief U.A.	Netherlands
Pfizer Specialities Ghana	Ghana
Pfizer Specialties Limited	Nigeria
Pfizer Specialty UK Limited	United Kingdom
Pfizer Strategic Investment Company Limited	Isle of Jersey
Pfizer Sweden Holding B.V.	Netherlands
Pfizer Sweden Partnership KB	Sweden
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Transactions Ireland	Ireland
Pfizer Transactions LLC	Delaware
Pfizer Transactions Luxembourg SARL	Luxembourg
Pfizer Transport LLC	Delaware
Pfizer Tunisie SA	Tunisia
Pfizer Ukraine LLC	Ukraine
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Ventures LLC	Delaware
Pfizer Warner Lambert Luxembourg SARL	Luxembourg
Pfizer Zona Franca PFE Holding LLC	Delaware
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.	Spain
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn Company, Inc.	Delaware
Pharmacia & Upjohn LLC	Delaware

Pharmacia & Upjohn, S.A. de C.V.	Mexico
Pharmacia Brasil Ltda.	Brazil
Pharmacia GmbH	Germany
Pharmacia Hepar LLC	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Inter-American LLC	Pennsylvania
Pharmacia International B.V.	Netherlands
Pharmacia International Inc.	South Dakota
Pharmacia Laboratories Limited	United Kingdom
Pharmacia Limited	United Kingdom
Pharmacia LLC	Delaware
Pharmacia Nostrum, S.A.	Spain
Pharmacia South Africa (Pty) Ltd	South Africa
PHIVCO Corp.	Delaware
PHIVCO Holdco S.à r.l.	Luxembourg
PHIVCO Luxembourg SARL	Luxembourg
PN Mexico LLC	Delaware
PowderJect Research Limited	United Kingdom
PowderJect Vaccines, Inc.	Delaware
PowderMed Limited	United Kingdom
PowderMed, Inc.	Delaware
Productos Farmaceuticos PFE Bolivia S.A.	Bolivia
PT. Pfizer Parke Davis	Indonesia
PT. Pfizer Indonesia	Indonesia
Purepac Pharmaceutical Holdings, Inc.	Delaware
PZR Ltd.	United Kingdom
PZR Property Limited	United Kingdom
RedVax GmbH	Switzerland
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Rivepar (S.A.S.)	France
RMV Produtos Veterinarios Ltda.	Brazil
Roerig Produtos Farmaceuticos, Lda.	Portugal
Roerig S.A.	Chile
Roerig, S.A.	Venezuela
Sao Cristovao Participacoes Ltda.	Brazil
Searle Laboratorios, Lda.	Portugal
Servicios P&U, S. de R.L. de C.V.	Mexico
Sherama Limited	Ireland
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Site Realty, Inc.	Delaware
Solinor LLC	Delaware
Soumillon Limited	Ireland
Sugen, Inc.	Delaware
Tabor LLC	Delaware

The Pfizer Incubator LLC	Delaware
Thiakis Limited	United Kingdom
Trans Europe Teal Dublin Limited	Ireland
Upjohn Laboratorios Lda.	Portugal
US Oral Pharmaceuticals Pty Ltd	Australia
Vermont Whey Company	Vermont
Vesterålens Naturprodukter A/S	Denmark
Vesterålens Naturprodukter AB	Sweden
Vesterålens Naturprodukter AS	Norway
Vesterålens Naturprodukter OY	Finland
Vicuron Holdings LLC	Delaware
Vicuron Pharmaceuticals Italy S.r.l.	Italy
Vinci Farma, S.A.	Spain
Warner Lambert del Uruguay S.A.	Uruguay
Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner-Lambert (Tanzania), Limited	Tanzania
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert, S.A.	Delaware
Whitehall International Inc.	New York
Whitehall Laboratories Inc.	Delaware
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth (Far East) Limited	Hong Kong
Wyeth (Thailand) Ltd.	Thailand
Wyeth AB	Sweden
Wyeth Advertising Inc.	New York
Wyeth Australia Pty. Limited	Australia
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst SARL	Luxembourg
Wyeth Canada ULC	Canada
Wyeth Consumer Healthcare LLC	Pennsylvania
Wyeth Europa Limited	United Kingdom
Wyeth Farma, S.A.	Spain
Wyeth Holdings LLC	Maine
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth KFT.	Hungary
Wyeth Lederle S.r.l.	Italy
Wyeth Lederle Vaccines S.A.	Belgium
Wyeth LLC	Delaware
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceutical Co., Ltd.	People's Republic of China
Wyeth Pharmaceuticals Company	Puerto Rico
Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates

Wyeth Pharmaceuticals Inc.	Delaware
Wyeth Pharmaceuticals India Private Limited	India
Wyeth Pharmaceuticals Limited	Ireland
Wyeth Prev-Sociedade de Previdencia Privada	Brazil
Wyeth Puerto Rico, Inc.	Puerto Rico
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Whitehall Export GmbH	Austria
Wyeth Whitehall SARL	Luxembourg
Wyeth-Ayerst (Asia) Limited	Delaware
Wyeth-Ayerst International LLC	Delaware
Wyeth-Ayerst Promotions Limited	Delaware
Yusafarm D.O.O.	Serbia